Supplement to the
Fidelity® Variable Insurance Products
Extended Market Index Portfolio, International Index Portfolio and Total Market Index Portfolio Initial Class, Service Class and Service Class 2
April 10, 2019
STATEMENT OF ADDITIONAL INFORMATION

Manav Verma no longer serves as a portfolio manager of the funds.

Payal Gupta serves as portfolio manager of the funds.

The following information supplements information found in the “Management Contracts” section.

VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio are managed by Geode, a sub-adviser to each fund. Payal Gupta is a portfolio manager of each fund and receives compensation for her services. As of June 30, 2019, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Geode.

The portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining the portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of the portfolio manager’s bonus is linked to each fund’s relative pre-tax investment performance measured against each fund’s customized benchmark index. A subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. The portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

The portfolio manager’s compensation plan can give rise to potential conflicts of interest. The manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate her time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing each fund’s investment portfolio, the portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Ms. Gupta as of June 30, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	61	62	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$422,998	$41,321	$1,658
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Extended Market Index Portfolio ($49 (in millions) assets managed), VIP International Index Portfolio ($88 (in millions) assets managed), and VIP Total Market Index Portfolio ($127 (in millions) assets managed).

As of June 30, 2019, the dollar range of shares of VIP Extended Market Index Portfolio beneficially owned by Ms. Gupta was none, the dollar range of shares of VIP International Index Portfolio beneficially owned by Ms. Gupta was none, and the dollar range of shares of VIP Total Market Index Portfolio beneficially owned by Ms. Gupta was none.

VIPSAIB-19-01 1.9896654.100	August 23, 2019